--------------------------------------------------------------------------------
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              ----------------------

                                    FORM 8-K

                              ----------------------

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  APRIL 12, 2005

                              ----------------------

                                    NUTRACEA
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              ----------------------

        CALIFORNIA                   0-32565                 87-0673375
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
     OF INCORPORATION)                                  IDENTIFICATION NO.)


  1261 HAWK'S FLIGHT COURT
 EL DORADO HILLS, CALIFORNIA                                  95762
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (916) 933-7000

                                      SAME
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

                              ----------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On April 12, 2005 NutraCea entered into three definitve agreements with its largest customer, W.F.Young, Inc. ("W.F.YOUNG"). Under the terms of the Assignment of Interests executed on that date (the "ASSIGNMENT"), W.F. Young transferred to NutraCea, in exchange for 1,222,222 shares of restricted common stock, certain rights held by W.F. Young under the Technology Agreement dated September 18, 2003 (the "TECHNOLOGY AGREEMENT") between the parties. In addition, certain rights, pursuant to the Technology Agreement, held by NaturalGlo Specialty Products, LLC, a subsidiary of W.F. Young, were also transferred to NutraGlo, a subsidiary of NutraCea, in exchange for 166,667 shares of restricted common stock. Additionally, under the Assignment, W.F. Young declined to exercise its options to acquire additional rights to certain NutraCea technologies under the Technology Agreement.

     Under the terms of the Distribution Agreement executed on the same date (the "DISTRIBUTION AGREEMENT"), NutraCea granted W.F. Young (i) the right of first offer and right of first refusal to market NutraCea's stabilized rice bran food supplements (other than Equine Flex+) for the equine market and (ii) the right of first offer and right of first refusal to market the Flex+ product and Flex+ technology for the non-equine, non-human market.

     Under the terms of the Manufacturing Agreement excecuted on the same date (the "MANUFACTURING AGREEMENT"), NutraCea obtained the exclusive right to manufacture all of W.F. Young's requirements for certain existing and certain new Stabilized Rice Bran Products. Additionally, NutraCea will grant W.F. Young manufacturing rights in the event that NutraCea is unable to supply W.F. Young's purchase requirements under the Manufacturing Agreement.

     A copy of NutraCea's press release announcing the signing of the Manufacturing Agreement, the Assignment, and the Distribtuion Agreement is attached to this Current Report as Exhibit 99.01 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number     Description of Exhibit
--------------     ----------------------
99.01              Press release by NutraCea dated April 18, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NUTRACEA

Date: April 19, 2005                    By:  /s/ Brad Edson
                                             --------------------------------
                                             Brad Edson
                                             President
                                             (Duly Authorized Officer)